                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Definitive Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 EAST MONROE STREET
                            CHICAGO, ILLINOIS 60603
                           TELEPHONE (312) 263-2610
                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1998

To the Shareholders of:
 Duff & Phelps Utilities Tax-Free Income Inc.
 Duff & Phelps Utility and Corporate Bond Trust Inc.

  NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") (DTF and DUC sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") and to the holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock (the "RP") of DTF, that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 27, 1998 at 8:00 a.m., for the following purposes:

    1. ELECT DIRECTORS: To elect directors of each Fund in the following manner:

      (a) with respect to DTF, to elect two directors, each to be elected by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, to serve until the Annual Meeting in 2001 or until successors are duly elected and qualified;

      (b) with respect to DTF, to elect one director by the holders of the shares of RP of DTF, voting as a separate class, to serve until the Annual Meeting in 2001 or until a successor is duly elected and qualified; and

      (c) with respect to DUC, to elect three directors by the holders of Common Shares of DUC, to serve until the Annual Meeting in 2001 or until successors are duly elected and qualified.

    2. AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT: To approve or disapprove, with respect to DUC, an amended and restated investment advisory agreement with Duff & Phelps Investment Management Co., to be voted on by the holders of Common Shares of DUC.

    3. INDEPENDENT AUDITORS: To ratify or reject the independent auditors for DTF and DUC in the following manner:

      (a) with respect to DTF, to ratify or reject, by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending October 31, 1998; and

      (b) with respect to DUC, to ratify or reject, by the holders of Common Shares of DUC, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31, 1998.

    4. OTHER BUSINESS: To transact such other business as may properly come before the Meeting.

  Holders of record of Common Shares of each of the Funds and holders of record of shares of RP of DTF, in each case at the close of business on April 9, 1998 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                           of DTF and DUC

                                          Thomas N. Steenburg, Secretary

April   , 1998

  SHAREHOLDERS OF EACH OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF THE NOMINEES FOR THE BOARDS OF DIRECTORS LISTED IN THE JOINT PROXY STATEMENT AND FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF EACH OF THE FUNDS. MANAGEMENT OF DUC RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 EAST MONROE STREET
                            CHICAGO, ILLINOIS 60603
                           TELEPHONE (312) 263-2610

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 27, 1998

                                 INTRODUCTION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 27, 1998 at 8:00 a.m. The approximate mailing date
of this Joint Proxy Statement and accompanying forms of proxy is April   ,
1998. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds".

  The Boards of Directors have fixed the close of business on April 9, 1998 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of DTF and DUC and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock ("RP") of DTF, entitled to vote at the Meeting (Common Shares and RP being referred to herein collectively as "Shares"). Holders of Shares on such Record Date will be entitled to one vote for each Share held, with no Share having cumulative
voting rights. As of         , 1998, there were           issued and
outstanding Common Shares of DTF and       issued and outstanding shares of RP
of DTF, and            issued and outstanding Common Shares of DUC.

  As of April 9, 1997, to the knowledge of management of each Fund, no person beneficially owned more than 5% of the outstanding Common Shares of DTF or DUC or the outstanding shares of RP of DTF.

  The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

  With respect to DTF, the holders of shares of RP will vote together with the holders of Common Shares of DTF as a single class on all proposals to be brought before the Meeting, except with respect to the proposal to elect Richard A. Pavia to serve as a Class III Director of DTF for which proposal the holders of shares of RP will vote as a separate class.

                        SUMMARY OF VOTING ON PROPOSALS

                                                                          CLASSES OF SHARES OF
                                 AFFECTED                                 SUCH FUNDS ENTITLED
      PROPOSAL                    FUNDS                                         TO VOTE
      --------                   --------                                 --------------------
      1(a)                         DTF                                    Common Shares and RP
      1(b)                         DTF                                    RP
      1(c)                         DUC                                    Common Shares
      2                            DUC                                    Common Shares
      3(a)                         DTF                                    Common Shares and RP
      3(b)                         DUC                                    Common Shares

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. Proposal 1 requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors. Proposal 2 requires the affirmative vote of the lesser of (i) 67% or more of the Common Shares of DUC present at the Meeting in person or by proxy if the holders of more than 50% of the outstanding Common Shares of DUC are present in person or represented by proxy or (ii) more than 50% of the outstanding Common Shares of DUC. Proposal 3 requires the affirmative vote of a majority of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to ratify the selection of the independent auditors.

  On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement, IN FAVOR of the approval of an amended and restated investment advisory agreement for DUC and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 1998. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement, IN FAVOR of the approval of an amended and restated investment advisory agreement for DUC and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 1998. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  The Boards of Directors of the Funds know of no business other than that mentioned in Proposals 1, 2 and 3 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since they commenced investment operations.

The Adviser is a wholly-owned subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PD&P is 56 Prospect Street, Hartford, Connecticut 06115. PD&P is a majority-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, a New York mutual life insurance company ("Phoenix Home Life"). The address of Phoenix Home Life is One American Row, Hartford, Connecticut 06115.

  THE ANNUAL REPORTS TO SHAREHOLDERS OF EACH FUND, WHICH INCLUDES FINANCIAL STATEMENTS OF EACH FUND AS OF ITS 1997 FISCAL YEAR END, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH REPORTS TO SHAREHOLDERS WHO REQUEST THEM BY CONTACTING THE ADMINISTRATOR OF THE RESPECTIVE FUND AS SET FORTH ON PAGE 17 OF THIS PROXY.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. The Board of Directors of each of DTF and DUC currently is comprised of the same nine
Directors: Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Ms. Moran. Messrs. Georgeson, Jeffries, Morris and Pavia have each served on the Boards of Directors of DTF and DUC since the commencement of operations of the respective Funds. Mr. Crawford was elected to serve on the Boards of Directors of DTF and DUC effective November 1, 1995. Mr. Conway was appointed to serve on the Boards of Directors of DTF and DUC effective December 21, 1995. Messrs. Crawford and Conway were first elected by the Shareholders of each respective Fund at a joint meeting of such Shareholders on May 15, 1996. Messrs. Dalzell-Payne and McLoughlin were appointed to serve on the Boards of Directors of DTF and DUC effective July 1, 1996. Ms. Moran was appointed to serve on the Boards of Directors of DTF and DUC effective August 22, 1996. Messrs. Dalzell-Payne and McLoughlin and Ms. Moran were first elected by the Shareholders of each respective Fund at a joint meeting of such Shareholders on May 28, 1997.

  The table below sets forth the names, ages, principal occupations and other information with respect to each of the current Directors.

                                                                                   COMMON
                                     PRINCIPAL OCCUPATIONS OR                      SHARES     RP
NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS               FUND OWNED/1/ OWNED/1/
---------------------               --------------------------               ---- -------- --------
E. Virgil Conway       Chairman and Board Member of the Metropolitan         DTF    --        --
9 Rittenhouse Road     Transportation Authority (1992-present).              DUC    --
Bronxville, NY 10708   Trustee/Director of Consolidated Edison Company of
Age: 68                New York, Inc. (1970-present), Pace University
                       (1978-present), Atlantic Mutual Insurance Company
                       (1974-present), HRE Properties (1989-present), Union
                       Pacific Corp. (1978-present), Atlantic Reinsurance
                       Company (1986-present), Blackstone Fund for Freddie
                       Mac Securities (Advisory Director) (1990-present)
                       Centennial Insurance Company (1974-present), Josiah
                       Macy, Jr., Foundation (1973-present), Trism, Inc.
                       (1994-present), Accuhealth, Inc. (1994-present),
                       Realty Foundation of New York (1972-present),
                       National Affiliated Investment Companies (1983-
                       1993). Chairman (1990-1996), Audit Committee

                                                                                   COMMON
                                        PRINCIPAL OCCUPATIONS OR                   SHARES     RP
    NAME, ADDRESS AND AGE              EMPLOYMENT IN PAST 5 YEARS            FUND OWNED/1/ OWNED/1/
    ---------------------              --------------------------            ---- -------- --------
                             of the City of New York (Member, 1981-1996).
                             Director/Trustee, Phoenix Funds (1993-
                             present), Phoenix Duff & Phelps Institutional
                             Mutual Funds (1995-present), Phoenix-Aberdeen
                             Series Fund (1996-present). Chairman and
                             Director of New York Housing Partnership
                             Development Corp. (1981-present). Chairman of
                             Financial Accounting Standards Advisory
                             Counsel (1992-1995). Former Director, New
                             York Chamber of Commerce and Industry (1974-
                             1990).
 William W. Crawford         Mr. Crawford currently is retired and is the    DTF    1,000     --
 3003 Gulf Shore Blvd. North former President and Chief Operating Officer    DUC    1,000
 Naples, FL 33940            of Hilliard, Lyons, Inc., a registered
  Age: 69                    broker-dealer. Mr. Crawford also is a Trustee
                             of Phoenix Duff & Phelps Institutional Mutual
                             Funds.
 Harry Dalzell-Payne         Director/Trustee, Phoenix Funds (1993-          DTF       --     --
 330 East 39th Street        present). Director, Phoenix Duff & Phelps       DUC       --
 Apartment 29G               Institutional Mutual Funds (1996-present).
 New York, NY 10016          Trustee, Phoenix-Aberdeen Series Fund (1996-
  Age: 69                    present). Director, Farragut Mortgage Co.,
                             Inc. (1991-1994). Director/Trustee, the
                             National Affiliated Investment Companies
                             (1983-1993). Formerly a Major General of the
                             British Army.
 William N. Georgeson        Mr. Georgeson currently is retired and is a     DTF    2,000     --
 575 Glenwood Road           former                                          DUC    2,703
 Lake Forest, IL 60045       Vice President of Nuveen Advisory Corp., an
  Age: 70                    investment adviser. Mr. Georgeson also is a
                             Trustee of Phoenix Duff & Phelps
                             Institutional Mutual Funds.
 Francis E. Jeffries*,/3/    Mr. Jeffries is the Chairman of the Board of    DTF   27,787     --
 55 East Monroe Street       Directors of DTF and DUC. Until May 13, 1997,   DUC   14,334
 Chicago, IL 60603           Mr. Jeffries was Chairman of the Board of
  Age: 67                    PD&P and he is currently a Director of The
                             Empire District Electric Company. Prior to
                             July 1995, Mr. Jeffries was also President of
                             the predecessor of PD&P and Chairman of the
                             Board of the Adviser. Since 1996, he is also
                             a Director/Trustee of Phoenix Funds, Phoenix
                             Duff & Phelps Institutional Mutual Funds and
                             Phoenix-Aberdeen Series Fund. Since 1987, he
                             has been a Director of Duff & Phelps
                             Utilities Income, Inc.

                                                                              COMMON
                                    PRINCIPAL OCCUPATIONS OR                  SHARES     RP
 NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS           FUND OWNED/1/ OWNED/1/
 ---------------------             --------------------------           ---- -------- --------
 Philip R. McLoughlin*   Director and Chief Executive Officer (1995-    DTF     --       --
 One American Row        present) and Chairman (1997-present), Phoenix  DUC     --
 Hartford, CT 06102      Duff & Phelps Corporation. Director (1994-
  Age: 52                present) and Executive Vice President,
                         Investments, (1988-present) Phoenix Home Life
                         Mutual Insurance Company. Director/Trustee
                         and President, Phoenix Funds (1989-present).
                         Trustee, Phoenix-Aberdeen Series Fund (1996-
                         present). Director (1986-present) Aberdeen
                         Asset Management plc. Director, (1983-
                         present) and Chairman (1995-present) Phoenix
                         Investment Counsel, Inc. Director (1984-
                         present) and President (1990-present),
                         Phoenix Equity Planning Corporation.
                         Director, Phoenix Realty Group, Inc. (1994-
                         present), Phoenix Realty Advisers, Inc.
                         (1987-present), Phoenix Realty Investors,
                         Inc. (1994-present), Phoenix Realty
                         Securities, Inc. (1994-present), PXRE
                         Corporation (Delaware) (1985-present), and
                         World Trust Fund (1991-present). Director and
                         Executive Vice President, Phoenix Life and
                         Annuity Company (1996-present), Director and
                         Executive Vice President, PHL Variable
                         Insurance Company (1995-present), and
                         Director, Phoenix Charter Oak Trust Company
                         (1996-present). Director (1994-present),
                         Chairman (1996-present) and Chief Executive
                         Officer (1995-1996), National Securities &
                         Research Corporation and Director and
                         President, Phoenix Securities Group, Inc.
                         (1993-1996). Director (1992-present) and
                         President (1992-1994), W.S. Griffith & Co.,
                         Inc. (1992-1995) and Director (1992-present)
                         and President (1992-1994), Townsend Financial
                         Advisers, Inc. Director and Vice President,
                         PM Holdings, Inc. (1985-present).
 Eileen A. Moran         President and Chief Executive Officer, Public  DTF     --       --
 23 Woodland Drive       Service Resources Corporation (1990-present).  DUC    500
 East Windsor, NJ 08520  Director, Phoenix Duff & Phelps Institutional
  Age: 44                Mutual Funds (1996-present).

                                                                            COMMON
                                  PRINCIPAL OCCUPATIONS OR                  SHARES     RP
NAME, ADDRESS AND AGE            EMPLOYMENT IN PAST 5 YEARS           FUND OWNED/1/ OWNED/1/
---------------------            --------------------------           ---- -------- --------
Everett L. Morris/2/   Mr. Morris is a Vice President of W. H.        DTF   27,838     --
164 Laird Road         Reaves and Company. Prior to March 1993, Mr.   DUC    4,303
Colts Neck, NJ 07722   Morris was a Director of Public Service
 Age: 69               Enterprise Group Incorporated and President
                       and Chief Operating Officer of Enterprise
                       Diversified Holdings Incorporated. Prior to
                       January 1992, Mr. Morris was Senior Executive
                       Vice President and Chief Financial Officer of
                       Public Service Electric and Gas Company.
                       Prior to 1991, Mr. Morris was a director of
                       First Fidelity Bank, N.A., N.J. Since 1996 he
                       is also a Director/Trustee of Phoenix Funds,
                       Phoenix Duff & Phelps Institutional Mutual
                       Funds and Phoenix-Aberdeen Series Fund.
Richard A. Pavia/2/    Mr. Pavia is a Director of Speer Financial,    DTF    3,816     --
7145 North Ionia       Inc., a regional company specializing in       DUC    3,753
Chicago, IL 60646      public finance. Mr. Pavia has retired from
 Age: 67               his position as Chairman and Chief Executive
                       Officer of Speer Financial, Inc. Mr. Pavia
                       also is a Trustee of Phoenix Duff & Phelps
                       Institutional Mutual Funds.

--------
* "Interested person" of the Funds (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) by reason of being interested persons of the Adviser.
/1Ownership/of DTF and DUC shares is shown as of         , 1998, and such
  ownership can be direct or beneficial.
/2Directors/of DTF to be elected by the holders of the RP voting as a separate class.
/3Mr./Jeffries disclaims beneficial ownership of 8,774 of the DTF shares listed and 1,558 of DUC shares listed.

  Each Board of Directors held four meetings during its respective 1997 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he was a Director.

  Each Fund has an audit committee and nominating committee consisting of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris, and Pavia and Ms. Moran, those Directors who are not "interested persons" of the Funds as defined in the 1940 Act. The audit committee is responsible for supervision of the Funds' independent accountants, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The nominating committee is responsible for nominating directors and will only consider candidates proposed and selected by Directors to serve on the Board of Directors. The audit committee of DUC each held three meetings during such Fund's 1997 fiscal year. The audit committee and nominating committee of DTF held three meetings and one meeting, respectively, during such Fund's 1997 fiscal year. Each Director attended at least 75% of the meetings of the audit committee and nominating committee held during the period for which he was a Director.

  Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser receives no compensation from the Funds for acting as director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF; (ii) an additional $2,500 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,000 per regular meeting; (iv) an attendance fee of $500 per committee meeting; and (v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 1997:

                              COMPENSATION TABLE

                              AGGREGATE
                            COMPENSATION                                    TOTAL
                           FROM EACH FUND                     ESTIMATED  COMPENSATION
                         FOR WHICH DIRECTOR     RETIREMENT      ANNUAL     FROM THE
                         SERVES ON BOARD/2/      BENEFITS      BENEFITS   FUNDS AND
                         ------------------- ACCRUED AS PART     UPON        FUND
NAME/1/                     DTF       DUC    OF FUND EXPENSES RETIREMENT  COMPLEX/3/
-------                  --------- --------- ---------------- ---------- ------------
E. Virgil Conway........ $  11,980 $  23,020       N/A           N/A       $42,500
William W. Crawford..... $  14,738 $  23,020       N/A           N/A       $42,258
Harry Dalzell-Payne..... $  11,980 $  23,020       N/A           N/A       $41,750
William N. Georgeson.... $  11,980 $  25,520       N/A           N/A       $43,750
Francis E. Jeffries..... $   9,360 $  21,520       N/A           N/A       $37,130
Eileen A. Moran......... $  11,980 $  23,020       N/A           N/A       $41,250
Everett L. Morris....... $  16,980 $  25,520       N/A           N/A       $50,000
Richard A. Pavia........ $  11,980 $  23,020       N/A           N/A       $42,000

--------
/1Mr./McLoughlin was an "affiliated person" of the Adviser by reason of being a full-time employee of the Adviser during the last fiscal year of the Funds and did not receive any compensation directly from the Funds.
/2The/amounts shown are for each Fund's fiscal year ended in 1997.
/3The/Fund Complex is comprised of eight funds, including DTF, DUC and six funds included in Phoenix Duff & Phelps Institutional Mutual Funds. The amounts shown are accumulated from the Aggregate Compensation from each fund in the Fund Complex during such fund's fiscal year ended in 1997. Messrs. Conway, Dalzell-Payne, Jeffries and Morris also serve as directors of other investment companies which are advised by affiliated persons of the Adviser. Combining the Fund Complex with such other investment companies, Messrs. Conway, Dalzell-Payne, Jeffries and Morris received Total Compensation of $109,500, $100,250, $113,630 and $107,000, respectively, for each fund's respective fiscal year ended in 1997.

  The following table sets forth certain information concerning the principal executive officers of the Funds. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or PD&P and receive compensation in such capacities. Unless otherwise specified, the address of each of the following persons is 55 East Monroe Street, Chicago, Illinois 60603.

                                   POSITIONS AND                   OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE                     OFFICES WITH FUNDS                      IN PAST 5 YEARS
------------                     ------------------                ---------------------------
Calvin J. Pedersen...... President, Chief                   Mr. Pedersen is President of PD&P,
 Age: 56                 Executive Officer and Treasurer of  Chairman of the Board of the Adviser,
                         DTF and DUC                         President and Chief Executive Officer
                                                             of Duff & Phelps Utilities Income Inc.
                                                             Mr. Pedersen is a Director/Trustee of
                                                             Phoenix Funds, Phoenix Duff & Phelps
                                                             Institutional Mutual Funds and Phoenix-
                                                             Aberdeen Series Fund.

                               POSITIONS AND              OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE                OFFICES WITH FUNDS                  IN PAST 5 YEARS
------------                ------------------            ---------------------------
Dennis A. Cavanaugh..... Senior Vice President,    Mr. Cavanaugh is an Executive Vice
 Age: 53                 Assistant Treasurer and    President of the Adviser. Prior to
                         Chief Investment Officer   1994, Mr. Cavanaugh was a Senior Vice
                         of DUC                     President of the Adviser.
James P. Wehr........... Vice President and Chief  Mr. Wehr is a Vice President of Phoenix
 56 Prospect Street      Investment Officer of DTF  Investment Counsel, Inc. Mr. Wehr is
 Hartford, CT 06115                                 also Co-Portfolio Manager of Phoenix
 Age: 40                                            Tax-Exempt Bond Portfolio and Phoenix
                                                    California Tax-Exempt Bonds, Inc. and
                                                    the Portfolio Manager of the Managed
                                                    Bond Portfolio, an Institutional Fund.
Thomas N. Steenburg..... Secretary of DTF and      Mr. Steenburg is Vice President and
 56 Hartford Street      DUC                        Counsel of PD&P. Mr. Steenburg is also
 Hartford, CT 06115                                 Secretary of Duff & Phelps
 Age: 49                                            Institutional Mutual Funds, Phoenix-
                                                    Aberdeen Series Fund, The Phoenix-
                                                    Engemann Funds, The Seneca Funds and
                                                    the Phoenix Funds. Prior to joining
                                                    PD&P, Mr. Steenburg was Counsel of
                                                    Phoenix Home Life Insurance Company.

  As of , 1998, the Directors and officers of each Fund as a group owned less than 1% of the outstanding Common Shares of each Fund, respectively, and no outstanding shares of RP of DTF. Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each of the Funds' officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the Securities and Exchange Commission and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of shares of the respective Fund's equity securities. These persons and entities are required by U.S. securities regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, the Funds' officers and directors, investment advisers and affiliated persons of the investment adviser complied with all applicable filing requirements.

  None of the Directors or officers of the Funds made any purchases or sales of securities of PD&P or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 1997.

  NOMINEES FOR DTF DIRECTORS. At the Meeting, (i) William W. Crawford, Richard
A. Pavia and Philip R. McLoughlin are to be considered for election to serve as Class III Directors until the Annual Meeting of Shareholders in 2001 or until successors are duly elected and qualified. Except for Mr. Pavia, the holders of Common Shares and holders of RP, voting as a single class, will vote with respect to each of the nominees for Director and an affirmative vote of a plurality of the Common Shares and RP, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. With respect to Mr. Pavia, holders of shares of RP, voting as a separate class, will vote with respect to such nominee for Director and an affirmative vote of a plurality of the shares of RP, voting as a separate class, is required to elect such nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DTF nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below.

                           CLASS I DIRECTORS - 1999
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           CLASS II DIRECTORS - 2000
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          CLASS III DIRECTORS - 2001
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

  Pursuant to the 1940 Act, as long as any shares of RP are outstanding, the holders of shares of RP, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Richard A. Pavia have been designated to be elected by the holders of RP. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

  NOMINEES FOR DUC DIRECTORS. At the Meeting, (i) E. Virgil Conway, Everett L. Morris and Harry Dalzell-Payne are to be considered for election to serve as Class II Directors until the Annual Meeting of Shareholders in 2001 or until successors are duly elected and qualified. The holders of Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of the Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. Assuming each of the DUC nominees is elected at the Meeting, the terms of each class of the Board of Directors expire at the annual meetings of DUC in the years indicated in the table below.

                          CLASS III DIRECTORS - 1999
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

                           CLASS I DIRECTORS - 2000
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           CLASS II DIRECTORS - 2001
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

SHAREHOLDER APPROVAL

  With respect to DTF, holders of Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on each nominee for DTF, except Mr. Pavia. With respect to DTF, holders of shares of RP, voting as a separate class, are entitled to vote on Mr. Pavia as a nominee for DTF. With respect to DUC, holders of Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

  PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

  The Adviser serves as DUC's investment adviser under an investment advisory agreement (the "Current Advisory Agreement") dated November 1, 1995. At the Meeting, the Common Shareholders of DUC will be asked to approve an amended and restated investment advisory agreement (the "Amended Advisory Agreement") to change the base amount used to determine the Adviser's management fee.

  THE ADVISER AND PHOENIX DUFF & PHELPS. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, excluding DUC, currently has more than $13 billion in client accounts under discretionary management. The Adviser also provides non-discretionary investment advisory and portfolio consulting services to corporate and public retirement funds and endowment funds aggregating more than $11 billion.

  The directors of the Adviser are Clyde E. Bartter, Philip R. McLoughlin and Calvin J. Pedersen. The principal occupation and business address of Mr. McLoughlin and Mr. Pedersen are shown under "Proposal 1: Election of Directors". Mr. Bartter is 66 and is President of the Adviser and his business address is 600 Ohio Savings Plaza, Cleveland, Ohio 44114.

  INVESTMENT OBJECTIVE AND POLICIES OF DUC. DUC commenced investment operations in January 1993. DUC's investment objective is high current income consistent with investing in securities of investment grade quality. DUC seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of utility income securities, corporate income securities, mortgage-backed securities and asset-backed securities. Under DUC's investment program, DUC is authorized to borrow money or obtain equivalent financial leverage through the issuance of short-term debt securities or through engaging in other investment management techniques, such as reverse repurchase agreements and dollar rolls (or any combination thereof), which provide leverage in much the same manner as the issuance of short-term securities. The aggregate amount of such leverage will not exceed 33 1/3% of DUC's total assets (including the assets attributable to the leverage).

  Through financial leveraging, DUC seeks to obtain higher distributions to holders of Common Shares than if no such leverage were utilized. The net proceeds of financial leveraging are utilized to purchase additional portfolio securities consistent with DUC's investment objective and policies. In general, the effective rate with respect to any such leveraging reflects short-term interest rates and the proceeds of such leveraging generally are invested in portfolio securities reflecting longer term interest rates, which are typically higher than short-term interest rates, although such higher yields cannot be assured. During market conditions when such a rate differential is in effect, financial leveraging enables DUC to pay higher distributions on the Common Shares than if financial leverage were not utilized.

  DUC utilizes leverage only when the Adviser believes that such leverage will benefit the Fund and the holders of the Common Shares, after taking into account considerations such as the interest rates payable on the leverage, other costs to DUC of maintaining the leverage, interest income on the portfolio securities purchased with the proceeds of the leverage and possible gains or losses upon liquidation of securities purchased with the proceeds of such leverage. The issuance, timing, amount and other terms of any such leveraging is based on recommendations by the Adviser, subject to the supervision of DUC's Board of Directors and to a determination by the Board of Directors that such leveraging is likely to achieve benefits to Common Shareholders.

  Although the use of leverage by DUC creates an opportunity for increased net income available for distribution to the holders of Common Shares, utilization of financial leverage entails special risks. In particular, if DUC leverages on a short-term interest rate basis and invests the proceeds in long-term securities, an increase in market interest rates may (i) reduce or eliminate the interest rate differential usually available between short-term and long-term rates and (ii) reduce the value of DUC's long-term securities, thereby exposing DUC to lower yields and risk of loss on disposition of its long-term securities. Net asset value and market value of the Common Shares may be more volatile due to DUC's use of financial leverage.

  The Adviser actively monitors and manages the capital structure of DUC and utilizes financial leveraging when the Adviser believes that such financial leverage will enable DUC, over time, to pay higher distributions to holders of DUC's Common Shares than if financial leveraging were not utilized. In the event of an increase in short-term interest rates or in other costs of maintaining the leverage or other changes in market conditions, to the extent that the Adviser believes that DUC's leveraged capital structure could adversely affect the Common Shareholders as noted above, or in anticipation of such increase or changes, the Adviser may attempt to shorten the average maturity of DUC's investment portfolio and may also attempt to reduce or eliminate the degree to which the capital structure of DUC is leveraged by redeeming or otherwise repurchasing the securities the Fund has issued to engage in financial leveraging. If market conditions subsequently warrant "releveraging" of DUC's capital structure, DUC may engage in borrowing or other leveraging transactions, subject to the limits described above.

  DUC has utilized financial leverage in various forms and amounts since the inception of DUC's investment operations. During DUC's fiscal year ended December 31, 1993, DUC engaged in financial leverage primarily through dollar rolls. In April 1994, DUC established a commercial program pursuant to which DUC has the ability to issue up to $150,000,000 in commercial paper notes. As of December 31, 1997, $143,000,000 of DUC's commercial paper was outstanding, with an amortized cost of $140,788,938. The average discount rate of commercial paper outstanding at December 31, 1997 was 5.62%. The average daily balance of commercial paper outstanding for the year ended December 31, 1997 was $143,000,000 at a weighted average discount rate of 5.62%. In conjunction with DUC's commercial paper program, DUC has entered into a line of credit arrangement with certain banks for $75,000,000. During the year ended December 31, 1997, there were no borrowings under this arrangement.

  DUC declares and pays dividends to its Common Shareholders on a monthly basis. Distributions are made from DUC's net investment income, net realized gains and, to the extent necessary, paid-in capital. Various factors affect the level of DUC's distributions, including the asset mix of DUC's portfolio, the amount of financial leverage utilized by DUC and the effects thereof and the gains and losses realized on the disposition of DUC's assets. In general, DUC seeks to maintain a relatively stable level of distributions, although there can be no assurances that DUC will be able to maintain a particular level of distributions. During the fiscal year ended December 31, 1997 DUC paid a monthly distribution of approximately $.098 per share (or $1.176 for the fiscal year) to holders of it Common Shares. The Adviser believes that of such annual distributions, approximately $.10 per share were attributable to the proceeds from the financial leverage, net of the interest paid by DUC and other costs of maintaining such leverage.

  THE CURRENT ADVISORY AGREEMENT. The Adviser has acted as the investment adviser and manager for DUC since DUC commenced investment operations on January 29, 1993 pursuant to an investment advisory agreement (the "Predecessor Agreement") dated January 21, 1993. The Predecessor Agreement was approved by Duff & Phelps Corporation, as the initial shareholder of DUC, on December 16, 1992 and was most recently approved DUC's Board of Directors, including all of the Independent Directors, on December 14, 1994. On June 14, 1995, Duff & Phelps Corporation ("D&P"), the parent of the Adviser, entered into a merger agreement with PM Holdings, Inc. ("PMH") and its wholly-owned subsidiary, Phoenix Securities Group, Inc. ("Phoenix"). PMH is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. Pursuant to the Merger Agreement, (i) Phoenix was merged with and into D&P, (ii) D&P survived such merger and (iii) following the merger, D&P is a majority-owned subsidiary of PMH (the "Merger"). Following the Merger, D&P changed its corporate name to Phoenix Duff & Phelps Corporation. In connection with the Merger, an investment advisory agreement (the "Current Advisory Agreement"), which is substantially the same as the Predecessor Agreement, was entered into between DUC and the Adviser upon the closing of the Merger on November 1, 1995. In connection with the Merger, the Current Advisory Agreement was approved by the Directors, including all of the Independent Directors, voting in person at a meeting called for that purpose on July 12, 1995 and the Current Advisory Agreement was submitted to and approved by DUC's Common Shareholders at a special meeting held on September 7, 1995. Most recently, the Directors, including all of the Independent Directors, voting in person at a meeting called for that purpose voted on August 27, 1997 to continue the Current Advisory Agreement for the period from November 1, 1997 to October 31, 1998. The Current Advisory Agreement may be terminated by either DUC or the Adviser, at any time, without penalty, upon 60 days written notice and will terminate automatically in the event of an assignment.

  The Current Advisory Agreement provides that the Adviser shall (i) act as investment adviser for DUC and supervise and manage the investment and reinvestment of DUC's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for DUC and in voting, executing consents and exercising all other rights appertaining to such securities and other assets on behalf of DUC; (ii) supervise continuously the investment program of DUC and the composition of its investment portfolio;
(iii) supply investment research and portfolio management of DUC; (iv) administer the business affairs of DUC; (v) furnish offices and necessary facilities and equipment to DUC; (vi) provide administrative services to DUC;
(vii) render periodic reports to the Board of Directors; (viii) permit any of its officers or employees to serve without compensation as director or officer of DUC if so elected; and (ix) arrange for the purchase and sale of securities and other assets held in the investment portfolio of DUC. The Current Advisory Agreement includes the conditions under which DUC may use "Duff & Phelps" in its name, including the continuing employment of the Adviser, or an affiliate or successor thereof, as investment adviser for DUC.

  The Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by DUC in connection with the matters to which the Current Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Current Advisory Agreement.

  Under the terms of the Current Advisory Agreement, the Adviser receives from DUC a monthly fee at an annual rate of .50% of the net assets of DUC (which for the purposes of determining such fee, means the average weekly value of the total assets of DUC, minus the sum of liabilities of DUC, including any liabilities or senior securities constituting indebtedness in connection with financial leveraging). For the fiscal year ended December 31, 1997, advisory fees paid or payable to the Adviser by DUC were $1,794,139.

  OTHER AGREEMENTS. Under the terms of a service agreement among the Adviser, Phoenix Duff & Phelps and DUC (the "Services Agreement"), Phoenix Duff & Phelps makes available to the Adviser the services, on a part-time basis, of their employees and various facilities to enable the Adviser to perform certain of its obligations to DUC. However, the obligation of performance under the Current Advisory Agreement is solely that of the Adviser, for which Phoenix Duff & Phelps assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Duff & Phelps for any costs, direct or indirect, as are fairly attributable to the services performed and the facilities provided by Phoenix Duff & Phelps under the Services Agreement. The Adviser compensates Phoenix Duff & Phelps for such services out of its own assets and DUC does not compensate Phoenix Duff & Phelps under the Service Agreement.

  Under the terms of an administration agreement (the "Administration Agreement") between DUC and Princeton Administrators, L.P. (the "Administrator"), the Administrator administers DUC's corporate affairs subject to the supervision of DUC's Board of Directors and in connection therewith furnishes DUC with office facilities together with such ordinary clerical and bookkeeping (e.g., preparation of annual and other reports to stockholders and the Securities and Exchange Commission) as are not otherwise being furnished by DUC's custodian. In connection with its administration of the corporate affairs of DUC, the Administrator bears the following expenses:
(a) the salaries and expenses of all personnel of the Administrator; and (b) all expenses incurred by the Administrator or by DUC in connection with administering the ordinary course of DUC's business, other than those assumed by DUC. The Administration Agreement will continue in effect until terminated by either party upon 60 days written notice. For its services, the Administrator receives from DUC a monthly fee at an annual rate of .15% of the "net assets" of DUC (determined as described above with respect to the Current Agreement), subject to an annual minimum of $150,000. For the fiscal year ended December 31, 1997, administration fees paid or payable to the Administrator were $538,242. No change in the method of fee calculation or fee rate payable to the Administrator is being proposed. The Administrator is not affiliated with the Adviser.

  Except for the expenses borne by the Adviser and the Administrator pursuant to their respective agreements with DUC, DUC pays all expenses incurred in its operations, including, among other things, expenses for legal, accounting and auditing services, taxes, costs of printing and distributing stockholder reports, proxy materials, prospectuses and stock certificates, charges of the custodian, the registrar, transfer agent and dividend disbursing agent and the dividend reinvestment plan agent, Securities and Exchange Commission fees, fees and expenses of the Independent Directors, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses. DUC is also obligated to repay any borrowings it may incur.

  THE AMENDED ADVISORY AGREEMENT. DUC's Board of Directors approved an amended and restated investment advisory agreement (the "Amended Advisory Agreement") between DUC and the Adviser on February 27, 1997, the form of which is attached hereto as Exhibit A. The form of the Amended Advisory Agreement is substantially identical to the Current Advisory Agreement, except for the base amount of DUC's assets used to determine the Adviser's management fee. Under the terms of the Amended Advisory Agreement, the monthly investment advisory fee at the annual rate of .50% would be based on the "Average Weekly Managed Assets" of DUC, which is defined in the Amended Advisory Agreement as follows:

    "Average Weekly Managed Assets" of DUC shall mean the average weekly value of the total assets of DUC minus the sum of all accrued liabilities of DUC (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage)."

Under the terms of the Current Advisory Agreement, the Adviser is paid an advisory fee of .50% on the net assets of DUC which does not, under the terms of the Current Advisory Agreement, include the amount of any assets acquired by DUC through the USA financial leverage constituting indebtedness. In comparison, under the terms of the Amended Advisory Agreement, the Adviser would be paid an advisory fee of .50% on the total assets of DUC, including assets attributable to any financial leverage constituting indebtedness utilized by DUC.

DUC has the authority to leverage through issuance of preferred stock or other senior equity securities. The liquidation preference of any such preferred stock would not constitute a liability of DUC and, under the terms of the Current Advisory Agreement, the Adviser would be paid an advisory fee on assets attributable to any financial leverage constituting preferred stock. To the extent DUC utilizes financial leverage through the issuance of such preferred stock, there would be no differences in the advisory fees payable by DUC to the Adviser under the terms of the Current Advisory Agreement and under the Amended Advisory Agreement. However, during periods when DUC has outstanding financial leverage constituting indebtedness, the advisory fees payable to the Adviser would be higher under the Amended Advisory Agreement than under the Current Advisory Agreement. During any period in which DUC has no financial leverage outstanding, the advisory fees payable to the Adviser under the Current Advisory Agreement and under the Amended Advisory Agreement would be identical.

  As noted above, during the fiscal year ended December 31, 1997, the DUC utilized financial leverage constituting indebtedness in the form of commercial paper issued by DUC. The aggregate amount of the advisory fee paid to the Adviser under the Current Advisory Agreement during the fiscal year ended December 31, 1997 was $1,794,139. Had the Amended Advisory Agreement been in effect during 1997, the aggregate amount of the advisory fee would have been $2,497,285. The difference between the actual fee and the fee that would have been paid had the Amended Advisory Agreement been in effect represents 39.2% of the actual fee for 1997.

  The following table shows DUC's expenses expressed as a percentage of net assets attributable to the Common Shares (i) based on actual expenses incurred during the fiscal year ended December 31, 1997 and (ii) on a pro forma basis as if the Amended Advisory Agreement had been in effect during 1997.

                                                                 ANNUAL EXPENSES
                                                                      (AS A
                                                                  PERCENTAGE OF
                                                                   NET ASSETS
                                                                 ATTRIBUTABLE TO
                                                                   DUC COMMON
                                                                     SHARES)
                                                                 ---------------
                                                                           1997
                                                                   1997    (PRO
                                                                 (ACTUAL) FORMA)
                                                                 -------- ------
      Management Fee............................................    .50%    .70%
      Interest Payments on Borrowed Funds.......................   2.35    2.35
      Other Expenses............................................    .30     .30
                                                                   ----    ----
          Total Annual Expenses.................................   3.15%   3.35%

  EXAMPLE: The following table shows the expenses you would pay on an investment of $1,000, assuming a 5% annual return throughout the periods. The Example set forth below assumes reinvestment of all dividends and distributions at net asset value and the actual and pro forma expense ratios set forth above. The table and the assumption in the Example of a 5% annual return are required by the Securities and Exchange Commission regulations applicable to investment companies. The Example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased at a price different than net asset value.

                                                                           1997
                                                                   1997    (PRO
      PERIOD                                                     (ACTUAL) FORMA)
      ------                                                     -------- ------
      1 year....................................................   $32     $ 35
      3 years...................................................    99      107
      5 years...................................................   168      181
      10 years..................................................   351      376

  BACKGROUND. During February 1998, prior to a regularly scheduled quarterly meeting of DUC's Board of Directors, the Adviser contacted individually each of the Independent Directors concerning the possibility of the Adviser proposing a revision to the terms of the Current Advisory Agreement such that the Adviser's fee would be based on DUC's Average Weekly Managed Assets rather than the net assets of DUC (the "Proposal") On February 25, 1998 the Adviser delivered to the Independent Directors materials relating to the Proposal and the Independent Directors continued discussions with the Adviser and had discussions among themselves and with their counsel concerning the Proposal. At a meeting of the Board of Directors on February 26, 1998, the Adviser submitted the Proposal and related materials to the Independent Directors. The Adviser presented information concerning: the efforts of the Adviser in managing assets attributable to the financial leverage; the benefits, in appropriate market conditions, of financial leverage to DUC's Common Shareholders; the contribution of the assets attributable to financial leverage to Fund's ability to pay higher distributions to the Common Shareholders; the increased reliance by the Adviser on its internal staff in monitoring and managing the credit quality of DUC's portfolio; the growing complexities of managing assets in the fixed income market and, in particular, the complexities in certain segments of that market (such as the increasingly deregulated utilities markets) in which DUC concentrates its investment focus; the comparability of the current and proposed structure of the investment advisory fee to that of other investment companies that utilize financial leverage; and the competition in the investment management industry for top level portfolio managers and other advisory personnel. The Adviser presented information concerning the nature and quality of its services, the level of fees and expenses of DUC relative to comparable funds, the investment performance of DUC relative to comparable funds and information concerning the level of profits realized by the Adviser under the Current Agreement and under the Proposal. The Independent Directors discussed the Proposal and the related materials; representatives of the Adviser present at the meeting discussed the information provided and answered such questions as were raised. After considering the factors they deemed appropriate to their deliberations, and discussing the materials provided by the Adviser in connection with the Proposal and in response to their questions, the Independent Directors caucused, with counsel, to consider the Proposal. Notice was given of a Special Meeting of the Board of Directors to specifically act on the Proposal.

  DIRECTORS' APPROVAL OF THE AMENDED ADVISORY AGREEMENT. The Board of Directors held a special meeting on February 27, 1998 to consider the Proposal. Based upon the evaluation of the materials presented by the Adviser, the Independent Directors approved the fee structure proposed by the Adviser in the Amended Advisory Agreement. By unanimous written consent of the Board
of Directors dated March   , 1998, the Directors approved submitting the
Amended Advisory Agreement for consideration of the Common Shareholders.

  In reaching the decision to approve the Amended Advisory Agreement, the Independent Directors considered many factors, among others: the potential contributions of financial leverage in appropriate market conditions to DUC's ability to maintain a high level of distributions to the Common Shareholders; the obligations of the Adviser to monitor and report to the Board of Directors changes in market conditions and the related potential beneficial and adverse effects of financial leverage on DUC's expected performance; the increased complexities in managing securities which comprise a significant percentage of DUC's investment portfolio; the need of the Adviser to devote additional personnel and resources to managing DUC and to retain key personnel currently employed by the Adviser in order to continue providing a comparable level of investment management services; and the record of investment performance of DUC relative to other comparable funds.

  OTHER AGREEMENTS OF DUC. The approval by the Board of Directors of the Amended Advisory Agreement does not affect any of the other non-advisory agreements of DUC. Specifically, no changes were made to the terms of the Administration Agreement and the fees payable by DUC to the Administrator will continue to be .15% of the net assets of DUC (which, for purposes of determining such fee, shall mean the average weekly value of the total assets of DUC, minus the sum of liabilities of DUC, including any liabilities or senior securities constituting indebtedness in connection with financial leveraging). The Administrator is not affiliated with the Adviser.

  OTHER ADVISORY AGREEMENTS OF THE ADVISER. Other than the Current Advisory Agreement with DUC, the Adviser acts as investment adviser to two registered investment companies having similar investment objectives, namely DTF and Duff & Phelps Utilities Income Inc. ("DNP"). Under the investment advisory agreement with DTF, the Adviser is paid a monthly investment advisory fee at an annual rate of .50% of DTF's average weekly managed assets of DTF (which for purposes of determining such fee, means the average weekly value of the total assets of the Fund, minus the sum of liabilities of DTF other than the aggregate amount of any borrowings undertaken by DTF). The liquidation preference of the shares of RP issued by DTF is not considered a liability of DTF and, accordingly, the Adviser is paid an advisory fee with respect to assets attributable to the RP. For its fiscal year ended October 31, 1997, DTF paid the Adviser advisory fees equal to $990,277 and DTF had net assets of $201,816,527. Under the investment advisory agreement with DNP, the Adviser is paid a quarterly advisory fee at an annual rate of .60% of the average weekly net assets of DNP up to $1.5 billion and .50% of average weekly net assets of DNP in excess of $1.5 billion. DNP's net assets are defined as the sum of (i) the aggregate net asset value of DNP's common stock and (ii) the aggregate liquidation preference of DNP's preferred stock. The board of directors of DNP have approved, and have submitted to the stockholders of DNP for their approval, an amended advisory agreement whereby the base amount of the Adviser's fee would include, in addition to the aggregate net asset value of DNP's common stock and the liquidation preference of DNP's preferred stock, the aggregate proceeds of commercial paper issued by DNP. For its fiscal year ended December 31, 1997, DNP paid the Adviser advisory fees equal to
$12,730,134 and DNP had net assets of [$              ].

  PORTFOLIO TRANSACTIONS. The Adviser is primarily responsible, subject to review by the Board of Directors of DUC, for decisions to buy and sell securities for DUC, the selection of brokers and dealers to effect transactions on behalf of DUC and the negotiation of prices and any brokerage commissions with respect thereto. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services. Many of the securities in which DUC invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. In its selection of brokers and dealers, the Adviser may select firms that are affiliated with DUC, the Adviser and the Administator. During 1997, the Fund did not pay any brokerage commissions in connection with its portfolio transactions.

  SHAREHOLDER APPROVAL OF THE AMENDED ADVISORY AGREEMENT. To become effective, the Amended Advisory Agreement must be approved by a majority of the outstanding voting securities of DUC. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Common Shares present at a meeting if the holders of more than 50% of such outstanding Common Shares are present in person or represented by proxy or (ii) more than 50% of such outstanding Common Shares. If the Amended Advisory Agreement is approved, it will be effective as of approximately June
  , 1998 and will continue for an initial sixteen month term and thereafter on an annual basis if specifically approved by the Board of Directors of DUC or the Common Shareholders and by the Independent Directors of DUC in compliance with the requirements of the 1940 Act. If the Amended Advisory Agreement is not approved at the Meeting, the Current Advisory Agreement will remain in effect until [October 31, 1998] and thereafter on an annual basis if specifically approved by the Board of Directors of DUC or the Common Shareholders and by the Independent Directors of DUC in compliance with the requirements of the 1940 Act.

  The Amended Advisory Agreement was approved by the Board of Directors, including the Independent Directors, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Directors also determined to submit the Amended Advisory Agreement for consideration by the Common Shareholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDED ADVISORY AGREEMENT.

               PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors of DTF and DUC, including a majority of the Directors who are not "interested persons" of DTF and DUC, have selected the firm of Ernst & Young LLP, independent certified public accountants, to examine the financial statements of such Funds for the 1998 fiscal year of each Fund. DTF and DUC know of no direct or indirect financial interest of such firm in DTF or DUC. The appointment of Ernst & Young LLP is subject to ratification or rejection by the Shareholders of DTF and DUC, respectively. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Ernst & Young LLP are expected to be available at the Meeting and will be available to respond to questions from Shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  With respect to DTF, holders of Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on this issue. With respect to DUC, holders of Common Shares are entitled to vote on this issue. The affirmative vote of a majority of the Shares cast in person or by proxy is required to ratify the selection of the independent auditors. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS OF DTF AND DUC.

                          PROXY SOLICITATION EXPENSES

  The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser, or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  THE ANNUAL REPORTS TO SHAREHOLDERS OF EACH FUND, WHICH INCLUDES FINANCIAL STATEMENTS OF EACH FUND AS OF ITS 1997 FISCAL YEAR END, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. DTF WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT BY CALLING STATE STREET BANK AND TRUST COMPANY, DTF'S TRANSFER AGENT, AT (800) 451-6788 OR BY WRITING TO PRUDENTIAL INVESTMENT FUND MANAGEMENT, LLC, DTF'S ADMINISTRATOR, AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 9TH FLOOR, NEWARK, NEW JERSEY 07102. DUC WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT, BY CALLING PRINCETON ADMINISTRATORS, L.P., DUC'S ADMINISTRATOR, AT (800) 543-6217 OR BY WRITING TO PRINCETON ADMINISTRATORS, L.P., P.O. BOX 9011, PRINCETON, NJ 08543-9011. NONE OF THE DIRECTORS OR OFFICERS OF THE FUNDS HAS A MATERIAL INTEREST IN SUCH ADMINISTRATORS.

                             SHAREHOLDER PROPOSALS

  Any proposal which a Shareholder of the Funds wishes to have included in the joint proxy materials of the Funds relating to the 1999 Annual Meeting must be received at the principal executive offices of the Funds no later than December 23, 1998, and must otherwise comply with the rules promulgated by the Securities and Exchange Commission.

                                    GENERAL

  Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

  [Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Funds will be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' major service providers. The Funds do not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on either of the Funds.]

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Thomas N. Steenburg
                                          Secretary

       , 1998